EXHIBIT 10.3.5

Execution Version

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This SECOND AMENDMENT, dated as of August 11, 2022 (this “Second Amendment”), to the Second Amended and Restated Credit Agreement, dated as of April 14, 2021 (as amended by the First Amendment thereto, dated as of December 17, 2021, the “Credit Agreement”), among Regional Management Receivables II, LLC, as borrower (the “Borrower”), Regional Management Corp. (“Regional Management”), as servicer, the lenders from time to time parties thereto (the “Lenders”), the agents from time to time parties thereto, Credit Suisse AG, New York Branch (“Credit Suisse”), as administrative agent (in such capacity, the “Administrative Agent”) and as structuring and syndication agent, and Wells Fargo Bank, National Association (“Wells Fargo Bank”), acting through its Corporate Trust Services division, as account bank and backup servicer (in such capacities, the “Account Bank” and “Backup Servicer”, respectively), is hereby entered into by and among the parties identified on the respective signature pages hereto.

WITNESSETH:

WHEREAS, Section 15.01 of the Credit Agreement permits the Borrower and the Administrative Agent to amend, modify, or waive certain provisions of the Credit Agreement with the consent of the Required Lenders, subject to the satisfaction of certain additional conditions set forth therein; and

WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement in the manner set forth herein with the consent of the Administrative Agent and the Required Lenders pursuant to Section 15.01 of the Credit Agreement.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby consent and agree as follows:

AGREEMENTS

1.  Defined Terms.  All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto or incorporated by reference in the Credit Agreement as amended hereby.

2.  Amendments. The Credit Agreement is hereby amended as follows:

(a)Section 1.01 is hereby amended by adding the following definitions in the correct alphabetical order therefor:

““Third Party Service Provider” means (a) Radius Global Solutions LLC and (b) except as set forth in Section 7.16(c), any additional provider of third-party collection services to which the Administrative Agent consents (which consent, for the avoidance of doubt, may be provided by email).”

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(b)Section 7.03(f) is hereby amended by changing the title thereof from “Subservicers” to “Subservicers; Third Party Servicer Providers” and adding the following text after the last sentence thereof:

“The Servicer or any Subservicer may at any time and from time to time engage a Third Party Service Provider to fulfill its duties and obligations solely with respect to its collection activities pursuant to this Agreement; provided, that notwithstanding any other provision of this Agreement, the Servicer shall at all times remain responsible for the performance of such duties and obligations by such Third Party Service Provider. The Servicer shall provide written notice to the Administrative Agent as to the identity of each Third Party Service Provider other than Radius Global Solutions LLC in advance of the appointment of such Third Party Service Provider (which written notice, for the avoidance of doubt, may be provided by email); provided, that the appointment of each Third Party Service Provider other than Radius Global Solutions LLC shall not become effective unless and until the Administrative Agent has consented to such appointment (which consent, for the avoidance of doubt, may be provided by email).”

3.  Effectiveness.  This Second Amendment shall become effective as of the date of this Second Amendment (the “Amendment Effective Date”) upon the satisfaction of the following conditions: (i) delivery of executed signature pages by all parties hereto and (ii) delivery by the Servicer of a copy of this Second Amendment to each Rating Agency and to each Hedge Counterparty pursuant to Section 15.01(b) of the Credit Agreement.

4. Fees. The Borrower shall reimburse each Lender and the Administrative Agent, the Account Bank and the Backup Servicer for all costs and expenses relating to effectuating the amendments contemplated hereunder, including the reasonable fees and expenses of Weil, Gotshal & Manges LLP and K&L Gates LLP.

5.Reference to and Effect on the Credit Agreement; Ratification.

(a) Except as specifically amended above effective as of the Amendment Effective Date, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Second Amendment, except to the extent expressly set forth herein, shall not operate as a waiver of any right, power or remedy of any party hereto under the Credit Agreement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof on the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Basic Document to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(d) This Second Amendment shall constitute a “Basic Document” under the Credit Agreement (including, for the avoidance of doubt, a “Borrower Basic Document” and “Servicer Basic Document” for purposes of Section 5 of the Credit Agreement).

6. Counterparts; Facsimile Signature.  This Second Amendment shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Notwithstanding the foregoing, with respect to any notice provided for in this Amendment or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.  This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

7. Governing Law; JURISDICTION; FORUM.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN §5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

8. Headings.  The descriptive headings of the various sections of this Second Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

9. Severability.  The failure or unenforceability of any provision hereof shall not affect the other provisions of this Second Amendment.  Whenever possible each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

10. Interpretation.  Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

11. No Insolvency Proceedings. Notwithstanding any prior termination of this Second Amendment or the Credit Agreement, each party to this Second Amendment hereby agrees that it shall not institute against, or join any other person in instituting against, any Conduit Lender any Insolvency Proceeding, for one year and one day after the latest maturing Commercial Paper Note and other debt security issued by such Conduit Lender is paid. The provisions of this Section shall survive the termination of this Second Amendment or the Credit Agreement.

12. Direction to Wells Fargo Bank.  Wells Fargo Bank, in its capacities as Account Bank and Backup Servicer hereunder, is hereby authorized and directed by the Borrower and the Administrative Agent (on behalf of the Secured Parties) to execute and deliver this Second Amendment. Each of the Borrower and Regional Management hereby certifies to Account Bank and Backup Servicer that the execution and delivery of this Second Amendment is authorized or permitted by the Credit Agreement and all conditions precedent to such execution and delivery have been satisfied or waived.

[signature pages follows]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGIONAL MANAGEMENT RECEIVABLES II, LLC

By: /s/ Harp Rana___________

Name: Harpreet Rana

Title:   Executive Vice President and Chief Financial Officer

REGIONAL MANAGEMENT CORP.

By: /s/ Harp Rana___________

Name: Harpreet Rana

Title:   Executive Vice President and Chief Financial Officer

CREDIT SUISSE AG, NEW YORK BRANCH,

as Administrative Agent

By:/s/ Enrique Flores Ruiz
Name: Enrique Flores Ruiz
Title: Vice President

By:/s/ Jonathan Boltuch
Name: Jonathan Boltuch
Title: Vice President

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Class A Committed Lender and Class B Committed Lender

By:/s/ Enrique Flores Ruiz
Name: Enrique Flores Ruiz
Title: Authorized Signatory

By:/s/ Jonathan Boltuch
Name: Jonathan Boltuch
Title: Authorized Signatory

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ACKNOWLEDGED AND AGREED TO BY:

ALPINE SECURITIZATION LTD.,

as Class A Conduit Lender and Class B Conduit Lender

By:Credit Suisse AG, New York Branch, as its attorney-in-fact

By:/s/ Enrique Flores Ruiz
Name: Enrique Flores Ruiz
Title: Vice President

By:/s/ Jonathan Boltuch
Name: Jonathan Boltuch
Title: Vice President

ACKNOWLEDGED AND AGREED TO BY:

CREDIT SUISSE AG, NEW YORK BRANCH,

as Class A Lender Agent and Class B Lender Agent

By:/s/ Enrique Flores Ruiz
Name: Enrique Flores Ruiz
Title: Vice President

By:/s/ Jonathan Boltuch
Name: Jonathan Boltuch
Title: Vice President

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ACKNOWLEDGED AND AGREED TO BY:

GIFS CAPITAL COMPANY, LLC,

as Class A Conduit Lender and Class B Conduit Lender

By:/s/ Carey D. Fear
Name: Carey D. Fear
Title: Manager

ACKNOWLEDGED AND AGREED TO BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Account Bank

and Backup Servicer

By:  Computershare Trust Company, N.A., as agent and attorney-in-fact

By:/s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

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